UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 28, 2017
TRIPLE-S MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-33865	66-0555678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: 787-749-4949

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920
(Address of Principal Executive Offices and Zip Code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 28, 2017, Triple-S Salud, Inc., a Puerto Rico insurance company (“Triple-S”) and managed care subsidiary of Triple-S Management Corporation (the “Company”), entered into a second amendment to its contract (the “Second Amendment”) with the Puerto Rico Health Insurance Administration (“ASES”, by its Spanish acronym) for the offering of health care services for the Medicaid subscribers in the Metro North and West regions of the Government of Puerto Rico’s health insurance program, known as the Government Health Plan (the “Contract”). The Company announced the entry into the Contract under Item 1.01 of a Current Report on Form 8-K dated February 9, 2015 and the first amendment to the Contract under Item 1.01 of a Current Report on Form 8-K dated July 5, 2017 (the “First Amendment Report”).

As disclosed in the First Amendment Report, on June 30, 2017, Triple-S amended the Contract with ASES (the “First Amendment”) to extend the term of the Contract for a three-month period ending September 30, 2017 (the “Extension Period”), while the parties concluded the negotiations for the renewal of the Contract for the remaining one year term ending on June 30, 2018 (the “Renewal Period”). The Amendment also increased the fees that Triple-S would receive from ASES under the Contract during the Extension Period and the Renewal Period to $183.38 per member per month (“PMPM”) for the Metro North Region and $148.99 PMPM for the West Region of Puerto Rico (the “New PMPM Payments”).

Due to the passing of Hurricane Maria through Puerto Rico, Triple-S and ASES decided to further extend the Contract while the parties are able to conclude the negotiations for the Renewal Period. The Second Amendment (i) further extends the term of the Contract for an additional two-month period ending on November 30, 2017 (the “Additional Extension Period”) and (ii) provides that Triple-S will continue to receive the New PMPM Payments, which remain subject to the approval of the Centers for Medicare & Medicaid Services (“CMS”), during the Additional Extension Period. ASES will continue to pay the current PMPM until CMS approves the New PMPM Payments. Upon CMS’ approval, ASES will pay the cumulative difference between the current and the New PMPM Payments for the period between July 1, 2017 and the date of CMS’ approval. All other provisions of the Contract, as amended by the First Amendment, remain in full force and effect during the Additional Extension Period.

The foregoing summary of the terms and conditions of the Second Amendment is subject to, and qualified in its entirety by, the full text of the Second Amendment which will be filed with the next periodic filing under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPLE-S MANAGEMENT CORPORATION

Date: October 3, 2017	By:	/s/ Roberto García-Rodríguez
Name: Roberto García-Rodríguez
Title: President & Chief Executive Officer